UNIVERSAL HEALTH REALTY INCOME TRUST        Universal Corporate Center
                                            367 South Gulph Road
                                            King of Prussia, Pennsylvania 19406
                                            (215) 265-0688


                             January 10, 1995




Mr. Alan B. Miller
President
UHS of Delaware, Inc.
367 South Gulph Road
King of Prussia, PA  19406

Dear Alan:

    The Board of Trustees of Universal Health Realty Income Trust at their December 1, 1994, meeting authorized the renewal of the current Advisory Agreement between the Trust and UHS of Delaware, Inc. ("Agreement") upon the same terms and conditions.

    This letter constitutes the Trust's offer to renew the Agreement until December 31, 1995, upon the same terms and conditions. Please acknowledge UHS of Delaware, Inc.'s acceptance of this offer by signing in the space provided below and returning one copy of this letter to me.

                             Sincerely yours,


                             /s/ Kirk E. Gorman
                             --------------------------
                             Kirk E. Gorman
                             President and Secretary

KEG/jds

cc: Warren J. Nimetz, Esquire
    Charles Boyle


Agreed to and Accepted:

UHS of Delaware, Inc.


By: /s/ Alan B. Miller
    -------------------------
    Alan B. Miller, President